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                                                                EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

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                                          JURISDICTION
                                               OF              NAME UNDER WHICH SUBSIDIARY
           ENTITY                         ORGANIZATION                 DOES BUSINESS
--------------------------------------   ---------------  ---------------------------------------
Alaska United Fiber System Partnership     Alaska         Alaska United Fiber System Partnership,
                                                          Alaska United Fiber System

Fiber Hold Co., Inc.  Alaska               Alaska         Fiber Hold Co., Inc., Fiber Hold
                                                          Company

GCI Communication Corp.                    Alaska         GCC, GCI Communication Corp.

GCI Communication Services, Inc.           Alaska         GCI Communciation Services

GCI, Inc.                                  Alaska         GCI, GCI, Inc.

GCI Leasing Co., Inc.                      Alaska         GCI Leasing, GCI Leasing Co.

GCI Cable, Inc.                            Alaska         GCI Cable, GCI Cable, Inc.

GCI Cable/Juneau, Inc.                     Alaska         GCI Cable/Juneau, GCI
                                                          Cable/Juneau, Inc.

GCI Cable/Fairbanks, Inc.                  Alaska         GCI Cable/Fairbanks,
                                                          GCI Cable/Fairbanks, Inc.

GCI Cable Holdings, Inc.                   Alaska         GCI Cable Holdings,
                                                          GCI Cable Holdings, Inc.

GCI Fiber Co., Inc.                        Alaska         GCI Fiber Co., Inc., GCI Fiber Company

GCI Holdings, Inc.                         Alaska         GCI Holdings, Inc.

GCI Satellite Co., Inc.                    Alaska         GCI Satellite Co., Inc., GCI Satellite
                                                          Company

GCI Transport Co., Inc.                    Alaska         GCI Transport Co., Inc., GCI Transport Company

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